Exhibit 99.1

Columbia Banking System and Umpqua Holdings Corporation Announce

FDIC Approval and Expected Closing Timeline for Combination

TACOMA, WASHINGTON | PORTLAND, OREGON, January 9, 2023 – Columbia Banking System, Inc. (“Columbia”) (NASDAQ: COLB), the parent company of Columbia Bank, and Umpqua Holdings Corporation (“Umpqua”) (NASDAQ: UMPQ), the parent company of Umpqua Bank, jointly announced that the Federal Deposit Insurance Corporation (the “FDIC”) has approved the previously announced combination of the two companies. The FDIC approval was the final outstanding regulatory approval necessary to complete the combination.

The merger is expected to be completed by the end of February, subject to the satisfaction or waiver of the remaining closing conditions set forth in the merger agreement governing the transaction. Columbia and Umpqua have agreed to extend the outside date under the merger agreement to March 11, 2023. Upon closing, the combined company will become one of the largest banks headquartered in the West, with over $50 billion in assets and offices in eight western states that serve customers in all 50 states.

The two companies have received regulatory approvals to complete the combination from the Board of Governors of the Federal Reserve System; the FDIC; the Oregon Department of Consumer and Business Services, Division of Financial Regulation; and the Washington State Department of Financial Institutions. As previously announced, all required shareholder approvals related to the proposed combination were received on January 26, 2022. Columbia previously announced on November 7, 2022 that Columbia Bank entered into definitive agreements to divest the 10 branches identified by the U.S. Department of Justice, Antitrust Division, which was a condition for obtaining certain regulatory approvals.

“Today’s announcement marks the culmination of a tremendous amount of work from associates across both organizations. I couldn’t be more proud of their collective effort as we look ahead to the completion of our merger,” said Clint Stein, President and CEO of Columbia. “We are excited to advance to the last phase of our combination and achieve our vision of creating a leading Western regional bank.”

“Our combination, and all the potential it holds to unlock value for our customers, communities, associates and shareholders, is one step closer to becoming reality,” said Cort O’Haver, President and CEO of Umpqua. “We are thrilled to complete this combination and begin moving forward as one bank.”

Post-closing, the holding company will operate under the Columbia Banking System, Inc. name and will be headquartered in Tacoma, Washington. The bank will operate under the Umpqua Bank name and will be headquartered in Lake Oswego, Oregon. Other major subsidiaries and divisions will include Columbia Trust Company, Columbia Wealth Advisors and Columbia Private Bank, which will operate under the umbrella of Columbia Wealth Management, as well as Financial Pacific Leasing, Inc. The combined company will trade under Columbia’s ticker symbol (COLB) on the Nasdaq Stock Market.

About Columbia

Headquartered in Tacoma, Washington, Columbia Banking System, Inc. (NASDAQ: COLB) is the holding company of Columbia Bank, a Washington state-chartered full-service commercial bank with offices in Washington, Oregon, California, Idaho, Utah, and Arizona. The bank has been named one of Puget Sound Business Journal’s “Washington’s Best Workplaces,” more than 10 times. Columbia was named the #1 bank in the Northwest on the Forbes 2021 list of “America’s Best Banks,” marking nearly 10 consecutive years on the publication’s list of top financial institutions.

More information about Columbia can be found on its website at www.columbiabank.com.

About Umpqua

Umpqua Holdings Corporation (NASDAQ: UMPQ) is the parent company of Umpqua Bank, an Oregon-based bank with operations across Oregon, Washington, California, Idaho, Arizona, Colorado, and Nevada. Umpqua Bank has been recognized for its innovative customer experience and banking strategy by national publications including The Wall Street Journal, The New York Times, BusinessWeek, Fast Company, and CNBC. The company was named #1 in Customer Satisfaction for the Northwest Region in the J.D. Power 2021 U.S. Retail Banking Satisfaction Study, and Forbes consistently ranks Umpqua as one of America’s Best Banks. The Portland Business Journal has also recognized Umpqua as the Most Admired Financial Services Company in Oregon for 18 consecutive years. In addition to its retail and commercial banking presence, Umpqua Bank owns Financial Pacific Leasing, Inc., a nationally recognized commercial finance company that provides equipment leases to businesses. For more information, visit www.umpquabank.com.

Forward-Looking Statements

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Umpqua and Columbia, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Umpqua’s and Columbia’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Umpqua’s and Columbia’s respective business strategies, including market acceptance of any new products or services and Umpqua and Columbia’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Umpqua and Columbia are parties; the outcome of any legal proceedings that have been or may be instituted against Umpqua or Columbia; delays in completing the transaction; the failure to satisfy any of the conditions to the transaction on a timely basis or at all; changes in Umpqua’s or Columbia’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Umpqua and Columbia do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Umpqua and Columbia. Additional factors that could cause results to differ materially from those described above can be found in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2022, June 30, 2022 and September 30, 2022, which are on file with the Securities and Exchange Commission (the “SEC”) and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financials,” and in other documents Umpqua files with the SEC, and in Columbia’s Registration Statement on Form S-4, its Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2022, June 30, 2022 and September 30, 2022, which are on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “About – Investor Relations” and in other documents Columbia files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Umpqua nor Columbia assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Columbia Investor Contact:

Amy Betts | (253) 471-4065 | abetts@columbiabank.com

Umpqua Investor Contact:

Jacquelynne “Jacque” Bohlen | (503) 727-4117 | jacquebohlen@umpquabank.com

Columbia Media Contact:

Moira Conlon | (310) 622.8220 | mconlon@finprofiles.com

Umpqua Media Contact:

Kurt Heath | (503) 219-6124 | kurtheath@umpquabank.com